UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A

(Amendment No. 1)
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2020 (September 20, 2019)

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Cool Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2001 NW 84th Avenue

Miami, FL 33122
(Address of principal executive offices, including zip code)

(786) 254-6709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWSM	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K/A (this “Amendment No. 1”) amends Item 9.01(a) and (b) of the Current Report on Form 8-K filed on September 26, 2019 (the “Original Form 8-K”).  The Original Form 8-K reported the closing of the acquisition of Simply Mac, Inc. (“Simply Mac”) pursuant to the stock purchase agreement (the “Stock Purchase Agreement”), dated as of May 9, 2019, as amended, by and among the Cool Holdings, Inc. (the “Company”), Simply Mac and GameStop Corp. (the “Seller”).  Upon the completion of the transaction, Simply Mac became a wholly owned subsidiary of the Company.  The purpose of this Amendment No. 1 is to file the financial statements of Simply Mac under Item 9.01(a), as well as the pro forma financial information of the Company under Item 9.01(b).  No other disclosures or exhibits were changed.

Item 9.01.Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Attached hereto as Exhibit 99.1 and incorporated herein by reference are the audited financial statements of Simply Mac as of and for the fiscal years ended February 2, 2019 and February 3, 2018.  Attached hereto as Exhibit 99.2 and incorporated herein by reference are the unaudited financial statements of Simply Mac as of August 3, 2019 and for the 13 and 26 weeks ended August 3, 2019 and August 4, 2018.

(b)	Pro Forma Financial Information

Attached hereto as Exhibit 99.3 and incorporated herein by reference are the unaudited pro forma condensed consolidated combined financial statements of Cool Holdings, Inc. as of and for the year ended December 31, 2018 and for the six months ended June 30, 2019, giving effect to the merger with Cooltech.

(d)       Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.
99.1	Audited Financial Statements of Simply Mac, Inc. as of and for the years ended February 2, 2019 and February 3, 2018.
99.2	Unaudited Financial Statements of Simply Mac, Inc. as of August 3, 2019 and for the 13 and 26 weeks ended August 3, 2019 and August 4, 2018.
99.3

Unaudited Pro Forma Condensed Consolidated Combined Financial Statements of Cool Holdings, Inc. as of and for the year ended December 31, 2018 and for the six months ended June 30, 2019, giving effect to the acquisition of Simply Mac, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cool Holdings, Inc.
Date: June 2, 2020	By:	/s/ Vernon A. LoForti
Vernon A. LoForti
Chief Financial Officer